Exhibit 99.1

Contacts:

Media: Anna Vue	Investors/Analysts: Bob Blair
avue@infinera.com	bblair@infinera.com
Infinera Corporation	Infinera Corporation
916-595-8157	408-716-4879

Infinera Corporation Reports First Quarter 2012 Financial Results

Sunnyvale, CA, April 25, 2012 – Infinera Corporation (NASDAQ: INFN), a leading provider of digital optical communications systems, today released financial results for the first quarter ended March 31, 2012.

GAAP revenues for the first quarter of 2012 were $104.7 million compared to $112.0 million in the fourth quarter of 2011 and $92.9 million in the first quarter of 2011.

GAAP gross margin for the first quarter of 2012 was 39% compared to 40% in the fourth quarter of 2011 and 46% in the first quarter of 2011. GAAP net loss for the quarter was $(20.6) million, or $(0.19) per share, compared to net loss of $(19.4) million, or $(0.18) per share, in the fourth quarter of 2011 and net loss of $(16.4) million, or $(0.16) per share, in the first quarter of 2011.

Non-GAAP gross margin for the first quarter of 2012 was 40% compared to 42% in the fourth quarter of 2011 and 48% in the first quarter of 2011, excluding non-cash stock-based compensation expenses. Non-GAAP net loss for the first quarter of 2012 was $(11.2) million, or $(0.10) per share, compared to net loss of $(6.7) million, or $(0.06) per share, in the fourth quarter of 2011 and net loss of $(4.0) million, or $(0.04) per share, in the first quarter of 2011.

Management Commentary

“Activity in our first quarter reflected demand from our customers for both our existing and next generation platforms,” said Tom Fallon, president and chief executive officer. “Our new 500G PIC-based DTN-X platform, with super-channels and integrated OTN switching, is generating strong interest among potential and existing customers who now have a choice between our DTN and DTN-X. As planned, we are on track to ship the new platform by the end of the June quarter and to begin revenue recognition in the second half of this calendar year.

“We are pleased to have announced our first DTN-X win, with Cable&Wireless Worldwide, a new Tier 1 UK-based customer. In total, we have received DTN-X purchase orders from four customers, including Cable&Wireless and three existing customers. We are very pleased with the early traction with this new product as we believe this is the first step toward our ushering in a new era in network optical infrastructure.”

The company reported these first quarter highlights and developments:

•	The addition of four new DTN customers;

•	An internet content provider as its one greater than 10% customer;

•	Three wholesale carriers and one cable company rounding out its top five customers;

•	Telstra International as the company’s first announced DTN 40G customer; and

•	Commencement of the Telcordia OSMINE certification process to satisfy a North American Tier 1 carrier request.

Conference Call Information:

Infinera will host a conference call for analysts and investors to discuss its first quarter results and to discuss its outlook for the second quarter today at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast of the conference call will also be accessible from the “Investor Relations” section of the company’s website at www.infinera.com. Following the webcast, an archived version will be available on the website for 90 days. To hear the replay, parties in the United States and Canada should call 1-800-294-0997. International parties can access the replay at 1-203-369-3226.

About Infinera

Infinera provides Digital Optical Networking systems to telecommunications carriers worldwide. Infinera’s systems are unique in their use of a breakthrough semiconductor technology: the photonic integrated circuit (PIC). Infinera’s systems and PIC technology are designed to provide customers with simpler and more flexible engineering and operations, faster time-to-service, and the ability to rapidly deliver differentiated services without reengineering their optical infrastructure. For more information, please visit www.infinera.com.

Forward-Looking Statements

This press release contains forward-looking statements, including statements regarding the development, production and availability of, the expected revenue from, the customer interest in, and the integration and functionality of our DTN-X product. These forward-looking statements involve risks and uncertainties, as well as assumptions that if they do not fully materialize or prove incorrect, could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include unexpected delays in the development, production or availability of the DTN-X product, decisions by customers to delay orders of the product, changes in the marketplace that would affect customer demand for the product, as well as our general ability to react to trends and challenges in our business and the markets in which we operate; our ability to anticipate market needs and develop new or enhanced products to meet those needs; the adoption rate of our products; our ability to establish and maintain successful relationships with our customers; our ability to reduce customer concentration; our ability to compete in our industry; fluctuations in demand, sales cycles and prices for our products and services; our ability to operate profitably; aggressive business tactics by our competitors; our reliance on single-source suppliers; shortages or price fluctuations in our supply chain; our ability to protect our intellectual property rights; and general, political, economic and market conditions and events. Further information about these risks and uncertainties, and other risks and uncertainties that affect our business, are contained in the risk factors section and other sections of our annual report on Form 10-K filed with the Securities Exchange Commission on March 6, 2012, as well as subsequent reports filed with or furnished to the SEC. These reports are available on our website at www.infinera.com and the SEC’s website at www.sec.gov. We assume no obligation to, and do not currently intend to, update any such forward-looking statements.

Use of Non-GAAP Financial Information

In addition to disclosing financial measures prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables contain certain non-GAAP measures that exclude non-cash stock-based compensation expenses and non-recurring restructuring and other related costs. We believe these adjustments are appropriate to enhance an overall understanding of our underlying financial performance and also our prospects for the future and are considered by management for the purpose of making operational decisions. In addition, these results are the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income (loss), basic and diluted net income (loss) per share, or gross margin prepared in accordance with GAAP. Non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and are subject to limitations. For a description of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measures, please see the section titled, “GAAP to Non-GAAP Reconciliations.” We anticipate disclosing forward-looking non-GAAP information in our conference call to discuss our first quarter results, including an estimate of non-GAAP earnings for the second quarter of 2012 that excludes non-cash stock-based compensation expenses.

A copy of this press release can be found on the investor relations page of Infinera’s website at www.infinera.com.

Infinera Corporation and the Infinera logo are trademarks or registered trademarks of Infinera Corporation. All other trademarks used or mentioned herein belong to their respective owners.

Infinera Corporation

GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31, 2012	March 26, 2011

Revenue:
Product	$92,391	$82,528
Ratable product and related support and services	531	922
Services	11,779	9,440

Total revenue	104,701	92,890
Cost of revenue (1):
Cost of product	59,324	46,618
Cost of ratable product and related support and services	191	385
Cost of services	4,759	3,143

Total cost of revenue	64,274	50,146
Gross profit	40,427	42,744
Operating expenses (1):
Research and development	30,985	31,309
Sales and marketing	18,242	13,935
General and administrative	11,084	13,509

Total operating expenses	60,311	58,753
Loss from operations	(19,884)	(16,009)
Other income (expense), net:
Interest income	275	312
Other gain (loss), net:	(424)	(411)

Total other income (expense), net	(149)	(99)
Loss before income taxes	(20,033)	(16,108)
Provision for income taxes	579	286

Net loss	$(20,612)	$(16,394)

Net loss per common share, basic and diluted	$(0.19)	$(0.16)

Weighted average shares used in computing basic and diluted net loss per common share	108,666	103,426

(1)	The following table summarizes the effects of stock-based compensation related to employees and non-employees for the three months ended March 31, 2012 and March 26, 2011:

	Three Months Ended
	March 31, 2012	March 26, 2011

Cost of revenue	$606	$731
Research and development	3,320	3,826
Sales and marketing	2,219	2,060
General and administration	2,223	4,783

	8,368	11,400
Cost of revenue - amortization from balance sheet*	1,069	965

Total stock-based compensation expense	$9,437	$12,365

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.

Infinera Corporation

GAAP to Non-GAAP Reconciliations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended
	March 31, 2012	December 31, 2011	March 26, 2011

Reconciliation of Gross Profit:
U.S. GAAP as reported	$40,427	$44,684	$42,744
Stock-based compensation(1)	1,675	2,017	1,696

Non-GAAP as adjusted	$42,102	$46,701	$44,440

Reconciliation of Gross Margin:
U.S. GAAP as reported	39%	40%	46%
Stock-based compensation(1)	1%	2%	2%

Non-GAAP as adjusted	40%	42%	48%

Reconciliation of Loss from Operations:
U.S. GAAP as reported	$(19,884)	$(18,860)	$(16,009)
Restructuring and other related credit(2)	—	(129)	—
Stock-based compensation(1)	9,437	12,730	12,365

Non-GAAP as adjusted	$(10,447)	$(6,259)	$(3,644)

Reconciliation of Net Loss:
U.S. GAAP as reported	$(20,612)	$(19,350)	$(16,394)
Restructuring and other related credit(2)	—	(129)	—
Stock-based compensation(1)	9,437	12,730	12,365

Non-GAAP as adjusted	$(11,175)	$(6,749)	$(4,029)

Net Loss per Common Share - Basic:
U.S. GAAP as reported	$(0.19)	$(0.18)	$(0.16)
Stock-based compensation(1)	0.09	0.12	0.12

Non-GAAP as adjusted	$(0.10)	$(0.06)	$(0.04)

Net Loss per Common Share - Diluted:
U.S. GAAP as reported	$(0.19)	$(0.18)	$(0.16)
Stock-based compensation(1)	0.09	0.12	0.12

Non-GAAP as adjusted(3)	$(0.10)	$(0.06)	$(0.04)

Weighted average shares used in computing net loss per common share - U.S. GAAP:
Basic	108,666	106,893	103,426

Diluted	108,666	106,893	103,426

Weighted average shares used in computing net loss per common share - Non-GAAP:
Basic	108,666	106,893	103,426

Diluted(3)	112,007	110,018	107,868

(1)

Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718, Compensation—Stock Compensation effective January 1, 2006. The following table summarizes the effects of stock-based compensation related to employees and non-employees:

	Three Months Ended
	March 31, 2012	December 31, 2011	March 26, 2011

Cost of revenue	$606	$710	$731
Research and development	3,320	3,915	3,826
Sales and marketing	2,219	2,317	2,060
General and administration	2,223	4,481	4,783

	8,368	11,423	11,400
Cost of revenue - amortization from balance sheet*	1,069	1,307	965

Total stock-based compensation expense	$9,437	$12,730	$12,365

*	Stock-based compensation expense deferred to inventory and deferred inventory costs in prior periods and recognized in the current period.
(2)

Adjustment amount represents restructuring and other related credit recorded in relation to the closure of our Maryland FAB announced on July 21, 2009. This amount has been adjusted in arriving at our non-GAAP results as they are non-recurring in nature and the adjusted numbers provide a better indication of our underlying business performance.

(3)	Diluted shares used to calculate net loss per share on a non-GAAP basis provided for informational purposes only.

Infinera Corporation

Condensed Consolidated Balance Sheets

(In thousands, except par values)

(Unaudited)

	March 31, 2012	December 31, 2011

ASSETS
Current assets:
Cash and cash equivalents	$96,709	$94,458
Short-term investments	107,169	101,296
Accounts receivable	65,444	80,616
Other receivables	594	1,346
Inventory	101,612	88,996
Deferred inventory costs	5,407	5,987
Prepaid expenses and other current assets	9,469	10,532

Total current assets	386,404	383,231
Property, plant and equipment, net	82,056	76,753
Deferred inventory costs, non-current	397	1,020
Long-term investments	32,672	54,315
Cost-method investment	9,000	9,000
Long-term restricted cash	3,254	3,047
Deferred tax asset	822	822
Other non-current assets	2,467	3,516

Total assets	$517,072	$531,704

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$39,198	$48,838
Accrued expenses	19,106	22,421
Accrued compensation and related benefits	20,067	18,966
Accrued warranty	5,666	5,692
Deferred revenue	23,418	22,781
Deferred tax liability	767	767

Total current liabilities	108,222	119,465
Accrued warranty, non-current	7,320	7,173
Deferred revenue, non-current	3,397	3,410
Other long-term liabilities	14,265	13,853
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value
Authorized shares - 25,000 and no shares issued and outstanding	—	—
Common stock, $0.001 par value
Authorized shares - 500,000 as of March 31, 2012 and December 31, 2011 Issued and outstanding shares - 109,508 as of March 31, 2012 and 106,976 as of December 31, 2011	110	107

Additional paid-in capital	893,131	876,927
Accumulated other comprehensive loss	(1,725)	(2,195)
Accumulated deficit	(507,648)	(487,036)

Total stockholders’ equity	383,868	387,803

Total liabilities and stockholders’ equity	$517,072	$531,704

Infinera Corporation

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 31,	March 26,
	2012	2011
Cash Flows from Operating Activities:
Net loss	$(20,612)	$(16,394)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,528	4,215
Amortization of premium on investments	618	987
Stock-based compensation expense	9,437	12,365
Non-cash tax benefit	(59)	(78)
Gain on disposal of assets	—	(104)
Other gain	(22)	(19)
Changes in assets and liabilities:
Accounts receivable	15,172	15,008
Other receivables	422	3,889
Inventory	(12,050)	3,986
Prepaid expenses and other assets	2,173	1,125
Deferred inventory costs	1,167	(278)
Accounts payable	(7,266)	(8,750)
Accrued liabilities and other expenses	(1,010)	(15,528)
Deferred revenue	624	(16)
Accrued warranty	121	(1,262)

Net cash used in operating activities	(5,757)	(854)
Cash Flows from Investing Activities:
Purchase of available-for-sale investments	(21,907)	(107,049)
Proceeds from sale of available-for-sale investments	5,194	3,035
Proceeds from maturities and calls of investments	32,034	109,416
Proceeds from disposal of assets	—	104
Purchase of property and equipment	(13,649)	(10,602)
Advance to secure manufacturing capacity	—	(1,500)
Reimbursement of manufacturing capacity advance	50	75
Change in restricted cash	(193)	68

Net cash provided by (used in) investing activities	1,529	(6,453)
Cash Flows from Financing Activities:
Proceeds from issuance of common stock	7,005	4,909
Repurchase of common stock	(832)	—
Payments for purchase of assets under financing arrangement	—	(87)

Net cash provided by financing activities	6,173	4,822
Effect of exchange rate changes on cash	306	188
Net change in cash and cash equivalents	2,251	(2,297)
Cash and cash equivalents at beginning of period	94,458	113,649

Cash and cash equivalents at end of period	$96,709	$111,352

Supplemental disclosures of cash flow information:
Cash paid for income taxes	$329	$442
Supplemental schedule of non-cash financing activities:
Non-cash settlement for manufacturing capacity advance	$275	$—

Infinera Corporation

Supplemental Financial Information

(Unaudited)

	Q2’10	Q3’10	Q4’10	Q1’11	Q2’11	Q3’11	Q4’11	Q1’12
Revenue ($ Mil)	$111.4	$130.1	$117.1	$92.9	$96.0	$104.0	$112.0	$104.7
Gross Margin % (1)	44%	51%	51%	48%	41%	41%	42%	40%
Invoiced Shipment Composition:
Domestic %	81%	73%	70%	74%	72%	65%	70%	71%
International %	19%	27%	30%	26%	28%	35%	30%	29%
Largest Customer %	13%	19%	10%	14%	10%	<10%	14%	13%

Cash Related Information:
Cash from Operations ($ Mil)	$11.2	$10.0	$7.0	($0.9)	($0.1)	$4.1	($5.1)	($5.8)
Capital Expenditures ($ Mil)	$5.0	$5.9	$5.0	$10.6	$6.7	$5.9	$16.1	$13.6
Depreciation & Amortization ($ Mil)	$3.7	$3.9	$4.0	$4.2	$4.2	$4.9	$4.5	$5.5
DSO’s	45	45	59	60	70	60	65	57

Inventory Metrics:
Raw Materials ($ Mil)	$9.1	$11.0	$23.1	$20.1	$7.3	$7.0	$12.1	$15.3
Work in Process ($ Mil)	$29.2	$36.5	$14.8	$17.2	$27.7	$26.9	$37.0	$41.6
Finished Goods ($ Mil)	$45.9	$41.2	$44.0	$41.0	$34.4	$36.4	$39.9	$44.7

Total Inventory ($ Mil)	$84.2	$88.7	$81.9	$78.3	$69.4	$70.3	$89.0	$101.6
Inventory Turns (1)	3.0	2.9	2.8	2.5	3.3	3.5	2.9	2.5

Worldwide Headcount	1,028	1,040	1,072	1,118	1,136	1,151	1,181	1,210

(1)	Amounts reflect non-GAAP results. Non-GAAP adjustments include restructuring and other related costs and non-cash stock-based compensation expense.